SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or 12(g) of the
                         Securities Exchange Act of 1934


                          BRUNSWICK TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


              MAINE                                            01-0402052
----------------------------------------                  -------------------
(State of Incorporation or Organization)                   (I.R.S. Employer
                                                          Identification No.)


      43 Bibber Pkwy, Brunswick, ME                               04011
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(Address of Principal Executive Offices)                       (Zip Codes)


If this form relates to the                    If this Form relates to the
registration of a class of debt                registration of a class of debt
securities and is effective upon filing        securities and is to become
pursuant to General Instruction A(c)(1)        effective simultaneously  with
please check the following box.  [  ]          the effectiveness of a
                                               concurrent registration
                                               statement under the  Securities
                                               Act of 1933 pursuant to General
                                               Instruction A(c)(2) please check
                                               the following box.  [  ]








Securities to be registered pursuant to Section 12(b) of the Act:


         Title of Each Class                Name of Each Exchange on Which
         to be so Registered                Each Class is to be Registered
         -------------------                ------------------------------

              NONE                                       NONE
         -------------------                ------------------------------

         -------------------                ------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:


                         Common Stock, $0.0001 Par Value
--------------------------------------------------------------------------------
                                (Title of Class)


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                                (Title of Class)









                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered

         A description of the Common Stock of the Registrant is set forth in the Prospectus that constitutes part of the Registrant's Pre-Effective Amendment No. 2 to Form S-1 Registration Statement, filed under the Securities Act of 1933 with the Securities and Exchange Commission on January 7, 1997, Registration No. 333-10721 (the "Amended Registration Statement"), which is incorporated herein by reference for all purposes.

Item 2. Exhibits

         2.1 The following documents are included as Exhibits, as indicated, to the Amended Registration Statement and incorporated herein by this reference:

              Form S-1                                            Form S-1
         Exhibit Description                                   Exhibit Number

(a)      Amended and Restated Articles of Incorporation             3.1
         of the Registrant

(b)      Third Restated Bylaws of Registrant                        3.2

(c)      Specimen Stock Certificate for shares of Common Stock      4.5

SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                BRUNSWICK TECHNOLOGIES, INC.

                                                by:  /s/ JOHN P. O'SULLIVAN
                                                   ----------------------------
                                                       John P. O'Sullivan
                                                        Treasurer and Principal
                                                        Financial and Accounting
                                                        Officer

Dated:  January 31, 1996